COMMITMENTS	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments Disclosure [Text Block]

NOTE E — COMMITMENTS

The Company granted the underwriters a 45-day option to purchase up to 330,000 additional Units to cover the over-allotment at the initial public offering price less the underwriting discounts and commissions. On January 25, 2011, the Company consummated the closing of an additional 95,500 Units pursuant to the exercise of the underwriters' over-allotment option.

The Offering proceeds include a contingent fee equal to 3.75% of the sum of: (i) the gross proceeds of the Offering (less any amounts redeemed by investors pursuant to any redemption, cash conversion right or privately negotiated transaction) and (ii) the gross proceeds from any new equity raised, payable to Rodman & Renshaw and/or such other firms, if any, who are instrumental in advising us in connection with the consummation of the Company’s initial Business Transaction. If no amount is redeemed by investors pursuant to any redemption, cash conversion right or privately negotiated transaction, the deferred underwriting fee is $860,812 and $825,000 as of December 31, 2011 and December 31, 2010, respectively. If the maximum number of shares subject to possible redemptions is redeemed, the deferred underwriting fee is $182,638 and $181,253, and is included in the balance sheet as of December 31, 2011 and December 31, 2010, respectively.

The Company has deferred portion of legal fee incurred in connection with the initial public offering. The total deferred fee of $50,000 is included in the balance sheets as of December 31, 2011 and 2010, and is payable upon the consummation of an initial Business Transaction.

The Company also issued a unit purchase option, for $100, to Rodman & Renshaw, LLC (“Rodman”), the representative of the underwriters in the Offering, to purchase 88,000 Units (4% of the total number of units sold in the Offering) at an exercise price of $12.50 per Unit. The Units issuable upon exercise of this option are identical to the Units offered in the Offering. This option is exercisable commencing on the later of the consummation of a Business Transaction and one year from the date of the Offering and expiring five years from the date of the Offering. The Company accounted for the fair value of the unit purchase option, net of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to shareholders' equity. The Company estimated the fair value of this unit purchase option at approximately $2.59 per unit using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriter was estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.78% and (3) expected life of 5 years. The unit purchase option may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the unit purchase option (the difference between the exercise prices of the unit purchase option and the underlying Warrants and the market price of the Units and underlying ordinary shares) to exercise the unit purchase option without the payment of cash.